UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2018

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34757	27-2166630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)

(608) 275-3340
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 1.01.  Entry into a Material Definitive Agreement.

Fifth Amendment to Credit Agreement.

On March 28, 2018, Spectrum Brands, Inc. (“Spectrum Brands”) (a wholly-owned direct subsidiary of SB/RH Holdings, LLC (“SB/RH Holdings”), which is a wholly-owned direct subsidiary of Spectrum Brands Holdings, Inc.) and SB/RH Holdings entered into the fifth amendment (the “Fifth Amendment,” and, together with the first amendment, second amendment, third amendment and fourth amendment, the “Amendments”) to the credit agreement, dated as of June 23, 2015 (the “Credit Agreement”), by and among Spectrum Brands, SB/RH Holdings, Deutsche Bank AG New York Branch (as the administrative agent) and the lenders party thereto from time to time.

The Fifth Amendment modified certain terms of the Credit Agreement, including increasing Spectrum Brands’ multi-currency tranche of the Revolving Facility (as defined below) from $100 million to $200 million.

Summary of Credit Agreement Terms.

Upon consummation of the Fifth Amendment, the material terms of the Credit Agreement are as follows:

Facilities under the Credit Agreement.

The facilities under the Credit Agreement consist of:

(1)	a $1.241 billion USD term loan facility due June 23, 2022 (the “USD Term Loan Facility”);

(2)	a CAD$43.1 million CAD term loan facility due June 23, 2022 (the “CAD Term Loan Facility”, and, together with the USD Term Loan Facility, the “Term Loan Facilities”); and

(3)	an $800 million revolving credit facility (with a U.S. dollar tranche and a multicurrency tranche), which matures on March 6, 2022 (the “Revolving Facility”).

Revolving Facility Commitments.

The aggregate commitment amount of the U.S. dollar tranche of the Revolving Facility is $600 million and the aggregate commitment amount of the multi-currency tranche of the Revolving Facility is $200 million. At March 28, 2018, after giving effect to the Fifth Amendment and the use of proceeds from borrowings incurred under the Credit Agreement as of such date, $25.5 million is available under the U.S. dollar tranche of the Revolving Facility and $188.46 million is available under the multi-currency tranche of the Revolving Facility. The commitment fee rate will be equal to 0.35% of the unused commitment amounts, which may be reduced by 0.05% based on achieving a certain total net leverage ratio specified in the Credit Agreement.

Incremental Facilities.

The Credit Agreement allows Spectrum Brands and certain of its subsidiaries, subject to certain conditions, to increase the amount of the commitments thereunder by an aggregate incremental amount not to exceed at the time of incurrence the sum of (x) $900 million (the “Dollar Prong”) plus (y) all voluntary prepayments (unless funded by a contemporaneous refinancing or new long-term indebtedness) of the credit facilities. Incremental amounts may be incurred in reliance on the basket in clause (x) or clause (y) plus (z) additional amounts so long as on the date of incurrence thereof (or, at Spectrum Brands’ option, on the date of establishment of the commitments in respect thereof), the First Lien Leverage Ratio (as defined in the Credit Agreement) on a pro forma basis would not exceed 3.25:1.00. As of the date hereof, Spectrum Brands has not utilized any portion of the Dollar Prong to incur indebtedness under incremental facilities.

 Interest Rates.
All outstanding amounts under the USD Term Loan Facility (if funded in U.S. dollars) will bear interest, at Spectrum Brands’ option, at a rate per annum equal to (x) the LIBO rate, adjusted for statutory reserves, plus a margin equal to 2.00% or (y) the Alternate Base Rate (as defined in the Credit Agreement), plus a margin equal to 1.00%.

The CAD Term Loan Facility (if funded in Canadian dollars) will bear interest, at Spectrum’s option, at a rate per annum equal to (x) the BA Rate (as defined in the Credit Agreement) with a 0.75% floor, plus a margin equal to 3.50% or (y) the Canadian Base Rate (as defined in the Credit Agreement) with a 1.75% per annum floor, plus a margin equal to 2.50%.

All outstanding amounts under the Revolving Facility (if funded in U.S. dollars) will bear interest, at Spectrum’s option, at a rate per annum equal to (x) the LIBO rate, adjusted for statutory reserves, plus a margin ranging between 1.75% to 2.25% or (y) the Alternate Base Rate (as defined in the Credit Agreement), plus a margin ranging between 0.75% to 1.25%.

The Revolving Facility (if funded in Euros) will bear interest at a rate per annum equal to the EURIBOR Rate (as defined in the Credit Agreement), plus a margin ranging between 1.75% to 2.25% per annum. The Revolving Facility (if funded in Canadian dollars) will bear interest, at Spectrum’s option, at a rate per annum equal to (x) the BA Rate (as defined in the Credit Agreement), plus a margin ranging between 1.75% to 2.25% or (y) the Canadian Base Rate (as defined in the Credit Agreement), plus a margin ranging between 0.75% to 1.25%.

The margin in each of the foregoing is determined based on certain total net leverage ratios specified in the Credit Agreement.

Maturity.

The Term Loan Facilities will mature on June 23, 2022 (the seventh anniversary of June 23, 2015). The Revolving Facility will mature on March 6, 2022.

Prepayment Provisions.

Subject to certain exceptions, the Credit Agreement requires mandatory prepayments, in amounts equal to: (i) 50% (reduced to 25% and 0% upon the achievement of certain specified First Lien Leverage Ratio) of excess cash flow (as defined in the Credit Agreement), at the end of each fiscal year, (ii) 100% of the net cash proceeds from certain asset sales by Spectrum Brands or any of its restricted subsidiaries and certain casualty and condemnation events (subject to certain exceptions and reinvestment rights) and (iii) 100% of the net cash proceeds from the issuance or incurrence after June 23, 2015 of any additional debt by Spectrum Brands or any of its restricted subsidiaries excluding debt permitted under the Credit Agreement except for permitted refinancing indebtedness.

Voluntary prepayments of borrowings under the Credit Agreement are permitted at any time, in agreed-upon minimum principal amounts. Prepayments are not subject to premium or penalty (except customary LIBOR breakage costs, if applicable).

Guarantees and Security.

Obligations under the Credit Agreement and, at Spectrum Brands’ option, under certain interest rate protection or other hedging arrangements and certain cash management arrangements (collectively, the “Secured Obligations”) are guaranteed by SB/RH Holdings and the direct and indirect wholly-owned material domestic subsidiaries of SB/RH Holdings, other than Spectrum Brands (the “Subsidiary Guarantors”), subject to certain exceptions, pursuant to the Loan Guaranty, dated as of June 23, 2015, by and among SB/RH Holdings, the Subsidiary Guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as administrative agent and collateral agent (the “Loan Guaranty”).

The Secured Obligations are secured by first-priority liens on substantially all of the assets of Spectrum Brands and the Subsidiary Guarantors and on the equity interests of Spectrum Brands directly held by SB/RH Holdings pursuant to the Security Agreement, dated as of June 23, 2015, by and among Spectrum Brands, SB/RH Holdings, the Subsidiary Guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as collateral agent (the “Security Agreement”).

Other.

The Credit Agreement contains customary affirmative and negative covenants, including, but not limited to, restrictions on Spectrum Brands’ and its restricted subsidiaries’ ability to incur indebtedness, create liens, make investments, pay dividends or make certain other distributions, and merge or consolidate or sell assets, in each case subject to certain exceptions set forth in the Credit Agreement.

The foregoing summary is not complete and is qualified entirely by reference to the full text of the applicable documents. The Credit Agreement, the Amendments, the Loan Guaranty and the Security Agreement are each incorporated by reference herein as exhibits to this report.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
10.1
Credit Agreement dated as of June 23, 2015, by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto from time to time (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on June 23, 2015).

10.2
Security Agreement, dated as of June 23, 2015, by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, the subsidiary guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as collateral agent (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on June 23, 2015).

10.3
Loan Guaranty, dated as of June 23, 2015, by and among SB/RH Holdings, LLC, the subsidiary guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as administrative agent and collateral agent (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on June 23, 2015).

10.4
First Amendment dated as of October 6, 2016 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto. (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on October 6, 2016).

10.5
Second Amendment dated as of March 6, 2017 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto. (incorporated herein by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on March 6, 2017).

10.6
Third Amendment dated as of April 7, 2017 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, Royal Bank of Canada, as arranger of the Third Amendment, and the lenders party thereto. (incorporated herein by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on April 7, 2017).

10.7
Fourth Amendment dated as of May 16, 2017 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto (incorporated herein by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on May 16, 2017).

10.8
Fifth Amendment dated as of March 28, 2018 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto.

Cautionary Note Regarding Forward-Looking Statements.
Certain matters discussed herein and other oral and written statements by representatives of Spectrum Brands and its affiliates are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the agreements governing Spectrum Brands’ indebtedness, the amendment transaction disclosed in this report, the indebtedness incurred under the Credit Agreement and statements identified by words such as “future,” “anticipate,” “intend,” “plan,” “estimate,” “believe,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this report.
Actual results may differ materially as a result of: (1) the ability to consummate any announced transaction on the expected terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions; (2) the risk that regulatory approvals that are required to complete a proposed transaction may not be received, may take longer than expected or may impose adverse conditions; (3) Spectrum Brands’ ability to realize the expected benefits of a transaction; (4) the outcome of Spectrum Brands’ exploration of strategic options; (5) the impact of Spectrum Brands’ indebtedness on its business, financial condition and results of operations; (6) the impact of restrictions in Spectrum Brands’ debt instruments on its ability to operate Spectrum Brands’ business, finance its capital needs or pursue or expand business strategies; (7) any failure to comply with financial covenants and other provisions and restrictions of Spectrum Brands’ debt instruments; (8) the impact of actions taken by significant stockholders; (9) the potential transaction with HRG Group, Inc., if any, including uncertainty regarding consummation of a transaction; (10) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (11) the potential disruption to Spectrum Brands’ business or diverted management attention, and the unanticipated loss of key members of senior management or other employees; (12) the effects of general economic conditions, including inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or changes in trade, monetary or fiscal policies in the countries where we do business; and (13) the effects of political or economic conditions, terrorist attacks, acts of war or other unrest in international markets, including those discussed herein and those set forth in the SEC filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including their most recently filed Annual Report on Form 10-K or Quarterly Reports on Form 10-Q.
Spectrum Brands also cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to Spectrum Brands and management’s reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market. Spectrum Brands also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this report. Spectrum Brands undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

SB/RH HOLDINGS, LLC

	By:	/s/ Nathan E. Fagre
	Name:	Nathan E. Fagre
	Title:	Senior Vice President, Secretary and General Counsel

Dated: March 28, 2018